Subsequent events	12 Months Ended
Jun. 30, 2025
Notes and other explanatory information [abstract]
Subsequent events

30. Subsequent events

Post the balance sheet date, VivoPower has announced several material developments:

On July 1, 2025, the Company received a letter from Nasdaq confirming that VivoPower is now in compliance with Nasdaq Listing Rule 5550(b)(1), which requires maintaining at least $2.5 million in stockholders’ equity. This determination follows the first phase of its private placement, from which approximately $60.5 million in gross proceeds were recognized, helping the Company meet the minimum equity requirement.

On July 7, 2025, VivoPower commenced a shareholder loan financing retirement plan, authorizing an initial repayment to AWN Holdings Limited in respect of the AWN shareholder loan. The unaudited balance of that loan was approximately $28.8 million as of June 30, 2025.

On July 22, 2025, VivoPower further strengthened its balance sheet by reducing liabilities by $7.5 million, via exchange of outstanding amounts owed to selected lenders and suppliers for ordinary shares, as well as directors electing to receive shares in lieu of certain fees. These shares are subject to lock-up and tax-related sale restrictions.

On July 24, 2025, VivoPower received notification from the Nasdaq Options Market that standardized options on its common stock (ticker symbol VVPR) will begin trading, effective July 25, 2025.

On October 22, 2025 the VivoPower’s independent directors agreed to issue 1.2 million cashless warrants to AWN Holdings Limited, in consideration for the prior year grace period for the repayment of $11 million accrued interest, and a deferral of $8.9 million of principal for repayment from April 1, 2025 to January 1, 2026. The warrants will be issued at an issue price of $1.00 (with voting rights pari passu with ordinary shareholders).